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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 14, 2005


                           LONG ISLAND FINANCIAL CORP.
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               (Exact name of registrant as specified in charter)

         DELAWARE                        0-29826                 11-3453684
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(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)

       1601 VETERANS MEMORIAL HIGHWAY, SUITE 120, ISLANDIA, NEW YORK 11749
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        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (631) 348-0888
                                                           --------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS
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      On December 14, 2005, New York Community Bancorp, Inc. issued a press release announcing that its prospective acquisition of Long Island Financial Corp. has been approved by the Board of Governors of the Federal Reserve System. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS
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              Exhibit 99.1   Press Release issued on December 14, 2005.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LONG ISLAND FINANCIAL CORP.


                                    By: /s/ Thomas Buonaiuto
                                        --------------------------------------
                                        Thomas Buonaiuto
                                        Vice President & Treasurer
                                        Dated: December 15, 2005